NOTES PAYBLE	6 Months Ended
Jun. 30, 2023
Notes Payble

12. NOTE PAYABLE

On March 21, 2022, the Company closed the acquisition of the La Preciosa property from Coeur Mining Inc. (see Note 4 for further details). As part of the agreement, the Company issued a promissory note payable of $5 million due on or before March 21, 2023. The present value of the note payable was calculated using a discount interest rate of 6.71%.

Prior to March 21, 2023, the Company repaid the promissory note payable in full.

The continuity of the note payable is as follows:

	June 30,	December 31,
	2023	2022
Balance at beginning of the period	$4,926	$-
Additions	-	4,665
Repayments	(5,000)	-
Unwinding of fair value adjustment	74	261
Balance at end of the period	-	4,926
Less: Current portion	-	(4,926)
Non-current portion	$-	$-